Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

The undersigned officers of BWAY Holding Company and BWAY Corporation (the “Companies”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to their knowledge:

(1)	The Annual Report on Form 10-K/A of the Companies for the year ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in that Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Dated: January 28, 2008

/s/ Kenneth M. Roessler
Kenneth M. Roessler
President and Chief Executive Officer

/s/ Kevin C. Kern
Kevin C. Kern
Vice-President of Administration and Chief Financial Officer

*	A signed original of this written statement required by Section 906 has been provided to the Companies and will be retained by the Companies and furnished to the Securities and Exchange Commission or its staff upon request.